Exhibit 99.1

Investor Relations:

Brian Norris

Senior Vice President of Finance and Investor Relations

bnorris@evolvtechnology.com

Evolv Technology Provides Regulatory Update

Waltham, Massachusetts – February 19, 2024 – Evolv Technology (NASDAQ: EVLV), the leading security technology company pioneering AI-based weapons detection to create safer experiences, today provided an update on a request received from the U.S. Securities and Exchange Commission (SEC). Specifically, on Friday, February 16, 2024 the SEC notified the Company it was initiating an investigation that was described as a confidential “non-public, fact finding inquiry.” The Company notes the SEC’s explicit guidance that the investigation “should neither be construed as an indication by the Commission or its staff that any violation of law has occurred, nor as a reflection upon any person, entity, or security.” The Company is eager to cooperate with the SEC as it is with any regulatory body.

The Company was contacted by a representative of the media within hours of receiving the SEC’s confidential notice seeking comment on an SEC matter. In the interest of transparency, the Company has decided to disclose the matter publicly considering attempts by certain media outlets to discredit the Company and manipulate the customer markets the Company serves.

Evolv stands behind its technology and is proud to partner with hundreds of security professionals to add a layer of advanced technology to their safety plan. The Company’s technology is deployed at over 650 customers across many markets including education, healthcare, professional sports, industrial workplaces, houses of worship and tourist attractions. Prior to purchasing Evolv products, key customer decision makers – many whom often have years of security and technology expertise – typically conduct their own extensive testing in their actual operating environment. Based on these successful testing and validation outcomes, Evolv Express has now been used to screen over 1 billion visitors and is used to identify hundreds of firearms every day across the Company’s rapidly growing customer base. The Company’s team includes security professionals who have served in leadership positions in the Central Intelligence Agency, Department of Homeland Security, Federal Bureau of Investigation, Department of Defense, New York Police Department, Office of National Intelligence, Transportation Security Administration, and United States Secret Service.

About Evolv Technology

Evolv Technology (NASDAQ: EVLV) is transforming human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered weapons detection and analytics. Its mission is to transform security to create a safer world to work, learn, and play. Evolv has digitally transformed the gateways in places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than 1 billion people, second only to the Department of Homeland Security’s Transportation Security Administration (TSA) in the United States. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category. Evolv Technology®, Evolv Express®, Evolv Insights®, Evolv Cortex AI®, and Evolv Visual Gun Detection™ are registered trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit https://evolvtechnology.com.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release, other than statements of historical fact, including, without limitation, statements regarding our expectations related to the SEC investigation and any impact on our business, financial condition, results of operations, or liquidity, are forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements though not all forward-looking statement use these word or expressions.

The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation the important factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2022, as any such factors may be updated from time to time in our other filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q. The forward-looking statements in this press release are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, it may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this press release with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.